UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):August 17, 2006
VERASUN ENERGY CORPORATION.

(Exact name of registrant as specified in charter)

SOUTH DAKOTA	001-32913	20-3430241

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 22ND AVENUE
BROOKINGS, SD	57006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (605) 696-7200
NO CHANGE

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 8.01 Other Events
On August 17, 2006, VeraSun Energy Corporation (the “Company”) issued a press release announcing the completion of the Company’s offer to exchange $210 million of 9 7/8% Senior Secured Notes due 2012 (the “New Notes”) for any and all outstanding 9 7/8% Senior Secured Notes due 2012 (the “Old Notes”). The exchange offer expired at midnight, New York City time, on August 16, 2006. All of the $210,000,000 in aggregate principal amount of the Old Notes were validly tendered for exchange and have been accepted by the Company.
The New Notes have substantially identical terms of the Old Notes, except that the New Notes have been registered under the Securities Act of 1933.
A press release announcing the completion of the exchange offer is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
          99.1 Press Release issued by the Company on August 17, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION
Date: August 17, 2006	By:	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer

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